                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)       December 12, 2006
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                     ML-CFC Commercial Mortgage Trust 2006-4
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                       (Exact name of the Issuing Entity)
           Commission File Number of the Issuing Entity: 333-130408-05

    Merrill Lynch Mortgage Lending, Inc., Countrywide Commercial Real Estate
Finance, Inc., IXIS Real Estate Capital Inc. and PNC Bank, National Association
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             (Exact name of the Sponsor as specified in its charter)

                     Merrill Lynch Mortgage Investors, Inc.
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           (Exact name of the Registrant as specified in its charter)
              Commission File Number of the Registrant: 333-130408

Delaware                                 333-130408-05           13-3416059
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(State or Other Jurisdiction              (Commission          (IRS Employer
of Incorporation)                         File Number)       Identification No.)

4 World Financial Center, 16th Floor
250 Vesey Street, New York, New York                             10080
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code     (212) 449-1000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.
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         On December 12, 2006, a pooling and servicing agreement, dated as of
December 1, 2006 (the "Pooling and Servicing Agreement"), was entered into by and between Merrill Lynch Mortgage Investors, Inc., as depositor (the
"Registrant"), Midland Loan Services, Inc., as master servicer no. 1, Wells
Fargo Bank National Association, as master servicer no. 2, LNR Partners, Inc., as special servicer, and LaSalle Bank National Association, as trustee. The
Pooling and Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled ML-CFC Commercial Mortgage Trust 2006-4
(the "ML-CFC Commercial Mortgage Trust 2006-4"), Commercial Mortgage
Pass-Through Certificates, Series 2006-4 (the "Certificates"). Certain classes of the Certificates, designated as Class A-1, Class A-2, Class A-2FL, Class A-3,
Class A-SB, Class A-1A, Class AM, Class AJ, Class AJ-FL, Class B, Class C, Class
D and Class XP Certificates (collectively, the "Publicly-Offered Certificates"), were registered under the Registrant's registration statement on Form S-3
(Registration No. 333-130408) and sold to Merrill Lynch, Pierce, Fenner & Smith
Incorporated ("Merrill Lynch"), Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets LLC, Credit Suisse Securities
(USA) LLC and Deutsche Bank Securities Inc. (collectively, the "Underwriters"), pursuant to an underwriting agreement dated as of December 1, 2006 (the
"Underwriting Agreement"), between the Registrant and the Underwriters. Certain of the mortgage loans backing the Publicly-Offered Certificates (the "MLML
Mortgage Loans") were acquired by the Registrant from Merrill Lynch Mortgage
Lending, Inc. ("MLML") as seller pursuant to a mortgage loan purchase agreement dated as of December 1, 2006 (the "MLML Mortgage Loan Purchase Agreement").
Certain other of the mortgage loans backing the Publicly-Offered Certificates
(the "Countrywide Mortgage Loans") were acquired by the Registrant from
Countrywide Commercial Real Estate Finance, Inc. ("Countrywide") as seller pursuant to a mortgage loan purchase agreement dated as of December 1, 2006 (the
"Countrywide Mortgage Loan Purchase Agreement"). Certain other of the mortgage loans backing the Publicly-Offered Certificates (the "IXIS Mortgage Loans") were acquired by the Registrant from IXIS Real Estate Capital, Inc. ("IXIS") as seller pursuant to a mortgage loan purchase agreement dated as of December 1,
2006 (the "IXIS Mortgage Loan Purchase Agreement"). The remaining mortgage loans backing the Publicly-Offered Certificates (the "PNC Mortgage Loans"; the MLML
Mortgage Loans, the Countrywide Mortgage Loans, the IXIS Mortgage Loans and the
PNC Mortgage Loans, collectively, the "Mortgage Loans") were acquired by the
Registrant from PNC Bank National Association ("PNC") as seller pursuant to a mortgage loan purchase agreement dated as of December 1, 2006 (the "PNC Mortgage
Loan Purchase Agreement"; the MLML Mortgage Loan Purchase Agreement, the
Countrywide Mortgage Loan Purchase Agreement and the PNC Mortgage Loan Purchase
Agreement, collectively, the "Mortgage Loan Purchase Agreements").

         Each Mortgage Loan Purchase Agreement contains representations and warranties made by the related seller (MLML, Countrywide, IXIS or PNC, as the case may be) to the Registrant with respect to the Mortgage Loans sold by such seller to the Registrant.

         Certain of the terms and conditions of the Pooling and Servicing
Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements
have been described in a filing previously made on December 8, 2006 on behalf of the Registrant, which filing was made

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pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, under the
Registrant's Form S-3 registration statement number 333-130408-05, for the
ML-CFC Commercial Mortgage Trust 2006-4, and the description of those agreements contained in that filing is hereby incorporated herein by reference. A copy of the Pooling and Servicing Agreement, the Underwriting Agreement and the Mortgage
Loan Purchase Agreements will be filed subsequently as exhibits to a separate
Current Report on Form 8-K filed by the Registrant for the ML-CFC Commercial
Mortgage Trust 2006-4.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 18, 2006

                                MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                By: /s/ David M. Rodgers
                                    --------------------------------------------
                                    Name:  David M. Rodgers
                                    Title: Executive Vice President,
                                           Chief Officer in Charge of
                                           Commercial Mortgage Securitization

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